Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Thunder Power Holdings, Inc. (f/k/a Feutune Light Acquisition Corporation) (the “Combined Company”) is providing the following unaudited pro forma condensed combined financial information to aid you in your analysis of the financial aspects of the business combination between Feutune Light Acquisition Corporation (“FLFV”) and Thunder Power Holdings Limited (“Thunder Power”), which was consummated on June 21, 2024.

The unaudited pro forma condensed combined financial statements are based on the FLFV historical financial statements and Thunder Power historical financial statements as adjusted to give pro forma effect to the events that are related and/or directly attributable to the business combination (the “Transactions”), are factually supportable and, with respect to the pro forma statements of operations, are expected to have a continuing impact on the results of the post-combination company. The unaudited pro forma condensed combined balance sheet gives pro forma effect to the Transactions as if they had been consummated on March 31, 2024. The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2024 and for the year ended December 31, 2023 gives effect to the Transactions as if they had occurred on January 1, 2023, the beginning of the earliest period presented.

The unaudited pro forma condensed combined financial statements were prepared in accordance with Article 11 of SEC Regulation S-X, as amended by the final rule, Release No. 33-10786, Amendments to Financial Disclosures about Acquired and Disposed Businesses. Release No. 33-10786 replaced the previous pro forma adjustment criteria with simplified requirements to depict the accounting for the Transactions (“Transaction Accounting Adjustments”) and present the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management’s Adjustments”). Management has elected not to present Management’s Adjustments and will only be presenting Transaction Accounting Adjustments in the unaudited pro forma condensed combined financial information. The adjustments presented in the unaudited pro forma condensed combined financial statements have been identified and presented to provide relevant information necessary for an understanding of the combined company reflecting the Transactions.

The unaudited pro forma condensed combined financial statements are provided for illustrative purposes only and are not necessarily indicative of what the actual results of operations and financial position would have been had the Transactions taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the combined company.

The unaudited pro forma condensed combined balance sheet as of March 31, 2024 has been prepared using, and should be read in conjunction with, the following:

●	FLFV’s unaudited consolidated balance sheet as of March 31, 2024 and the related notes included elsewhere in the Company’s Quarterly Report on Form 10-Q filed on May 15, 2024; and

●	Thunder Power’s unaudited condensed consolidated balance sheet as of March 31, 2024 and the related notes included in Exhibit 99.1 to the Current Report on Form 8-K filed on June 27, 2024.

The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2024 has been prepared using, and should be read in conjunction with, the following:

●	FLFV’s unaudited consolidated statement of operations for the three months ended March 31, 2024 and the related notes included elsewhere in the Company’s Quarterly Report on Form 10-Q filed on May 15, 2024; and

●	Thunder Power’s unaudited condensed consolidated statements of operations for the three months ended March 31, 2024 and the related notes included in Exhibit 99.1 to the Current Report on Form 8-K filed on June 27, 2024.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2023 has been prepared using, and should be read in conjunction with, the following:

●	FLFV’s audited consolidated statement of operations for the year ended December 31, 2023 and the related notes included elsewhere in the Company’s Annual Report on Form 10-K filed on March 6, 2024; and

●	Thunder Power’s audited consolidated statements of operations for the year ended December 31, 2023 and the related notes included elsewhere in the Company’s registration statement on Form S-4/A filed on May 2, 2024.

Description of the Business Combination

On June 21, 2024, FLFV and its wholly-owned subsidiary, Feutune Light Merger Sub Inc. (“FLFV Merger Sub”) consummated the previously announced Business Combination (such consummation, the “Closing”) pursuant to the terms of the Business Combination Agreement, by and among FLFV, FLFV Merger Sub, and Thunder Power (the “Business Combination Agreement”). Pursuant to the terms of the Business Combination Agreement, Thunder Power merged with and into FLFV Merger Sub, with Merger Sub surviving as a wholly-owned subsidiary of FLFV (the “Business Combination”) and FLFV changed its name to Thunder Power Holdings, Inc. which continued as the surviving public corporation.

In accordance with the terms and subject to the conditions of the Business Combination Agreement:

•	at the Effective Time (as defined in the Business Combination Agreement), each share of Thunder Power’s issued and outstanding ordinary shares, par value $0.0001 per share, will be canceled and automatically converted into (i) the right to receive, without interest, the applicable portion of the Closing Merger Consideration Shares (as defined herein) as set forth in the Closing Consideration Spreadsheet (as defined in the Business Combination Agreement) and (ii) the contingent right to receive the applicable portion of the Earnout Shares (as defined herein), if, as and when payable in accordance with the earnout provisions described below. For avoidance of any doubt, each shareholder of Thunder Power immediately prior to the effective time (the “Thunder Power Shareholder”) will cease to have any rights with respect to such Thunder Power Shareholder’s Company Ordinary Shares (as defined in the Business Combination Agreement), except the right to receive the Closing Per Share Merger Consideration (as defined in the Business Combination Agreement) and the Earnout Shares. “Closing Merger Consideration Shares” means 40,000,000 shares of common stock of the Combined Company, which are equal or equivalent in value to the sum of $400,000,000 divided by $10.00 per share. “Earnout Shares” means 20,000,000 shares of common stock of PubCo, which are equal or equivalent in value to the sum of $200,000,000 divided by $10.00 per share, subject to the vesting schedule set forth in the Business Combination Agreement.

•	Pursuant to the Business Combination Agreement, at the Effective Time, an aggregate of 20,000,000 shares of common stock of PubCo issued to the Thunder Power Shareholders (the “Earnout Shares”) will be deposited with an escrow agent in a segregated escrow account pursuant to an escrow agreement effective as of the Effective Time and will be released from the Earnout Escrow Account and delivered to the Thunder Power Shareholders after the Closing as follows:

(a)	an aggregate of 5,000,000 Earnout Shares will be vested, if and only if, on the occurrence that the amount of sales/revenues of PubCo for any of the fiscal years (such fiscal year is referred as “Tranche 1 Fiscal Year”) ending from December 31, 2023 to December 31, 2025 is no less than $42,200,000 as evidenced by the audited financial statements of PubCo prepared in accordance with U.S. GAAP for the Tranche 1 Fiscal Year that is contained in an annual report on Form 10-K filed by PubCo with the SEC.

(b)	an aggregate of 15,000,000 Earnout Shares will be vested, if and only if, on the occurrence that the amount of sales/revenues of PubCo for any of the fiscal years (such fiscal year is referred as “Tranche 2 Fiscal Year”) ending from December 31, 2023 to December 31, 2026 is no less than $415,000,000 as evidenced by the audited financial statements of PubCo prepared in accordance with U.S. GAAP for the Tranche 2 Fiscal Year that is contained in an annual report on Form 10-K filed by PubCo with the SEC.

Accounting for the Business Combination

The Business Combination accounted for as a “reverse recapitalization” in accordance with U.S. GAAP. Under this method of accounting, FLFV will be treated as the “acquired” company for financial reporting purposes. This determination is primarily based on the fact that subsequent to the Business Combination, Thunder Power’s stockholders are expected to have a majority of the voting power of the Combined Company, Thunder Power comprised all of the ongoing operations of the Combined Company, Thunder Power comprised a majority of the governing body of the Combined Company. Accordingly, for accounting purposes, the Business Combination is treated as the equivalent of Thunder Power issuing shares for the net assets of FLFV, accompanied by a recapitalization. The net assets of FLFV is stated at historical costs, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination are the historical operations of Thunder Power.

Basis of Pro Forma Presentation

The unaudited pro forma combined financial information included in this Exhibit has been prepared using actual redemption of FLFV’s common stock.

We are providing this information to aid you in your analysis of the financial aspects of the Business Combination. The unaudited pro forma condensed combined financial statements described above and the assumption and estimates underlying the unaudited pro forma adjustments set forth in the unaudited pro forma condensed combined financial statements should be read in conjunction with FLFV’s historical financial statements, Thunder Power’s historical financial statements, and the related notes thereto. The pro forma adjustments are preliminary, and the unaudited pro forma information have been presented for illustrative purposes only and are not necessarily indicative of the financial position or results of operations that may have actually occurred had the Business Combination taken place on the dates noted, or of the Combined Company’s future financial position or operating results. Further, the unaudited pro forma condensed combined financial statements do not purport to project the future operating results or financial position of the Combined Company following the completion of the Business Combination. The unaudited pro forma adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed combined financial statements and are subject to change as additional information becomes available and analyses are performed.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF MARCH 31, 2024

			Actual Redemptions
	(1)	(2)	Transaction
	FLFV	Thunder Power	Accounting		Pro Forma
	(Historical)	(Historical)	Adjustments	Note	Combined

Assets:
Current assets:
Cash and cash equivalents	$35,622	$28,466	$14,444,950	(B)	$33,274
			(500,000)	(C)
			(603,004)	(E)
			(211,296)	(F)
			433,500	(G)
			(330,000)	(M)
			(13,264,964)	(N)
Forward purchase receivables	-	-	13,264,964	(N)	13,264,964
Deferred offering costs	-	429,750	(429,750)	(F)	-
Prepaid expenses and other current assets	7,500	879,698	(560,000)	(L)	327,198
Total current assets	43,122	1,337,914	12,244,400		13,625,436

Property and equipment, net	-	1,377	-		1,377
Right of use assets	-	24,675	-		24,675
Cash and Marketable securities held in Trust Account	55,000,411	-	593,659	(A)	-
			(55,594,070)	(B)
Total Assets	$55,043,533	$1,363,966	$(42,756,011)		$13,651,488

Liabilities, Temporary Equity, and Stockholders’ Equity (Deficit)
Current liabilities:
Due to related parties	$-	$71,326	$-		$71,326
Accrued expenses and other current liabilities	259,285	91,855	(111,518)	(E)	663,980
	-	-	374,358	(F)	-
			50,000	(M)
Franchise tax payable	16,935	-	-		16,935
Income tax payable	215,804	-	-		215,804
Excise tax payable	762,852	-	-		762,852
Lease liabilities	-	23,525	-		23,525
Amount due to redeeming shareholders	26,060,074	-	(26,060,074)	(B)	-
Loan from shareholders	2,762,500	400,000	10,000	(F)	560,000
			(2,202,500)	(G)
			150,000	(M)
			(560,000)	(L)
Total current liabilities	30,077,450	586,706	(28,349,734)		2,314,422

Deferred underwriters’ discount	3,421,250	-	(500,000)	(C)	2,921,250
Total Liabilities	33,498,700	586,706	(28,849,734)		5,235,672

Commitments and Contingencies

Class A common stock subject to possible redemption	28,707,598	-	593,659	(A)	-
			(29,301,257)	(B)

Stockholders’ Equity (Deficit):
Preferred stock	-	-	-		-
Common stock		30,217	125	(B)	4,707
			406	(D)
			26	(G)
			(26,217)	(H)
			9	(I)
			141	(J)
Class A common stock	56	-	(56)	(D)	-
Class B common stock	244	-	(244)	(D)	-
Additional paid-in capital	-	35,390,981	14,212,086	(B)	58,184,295
			(7,163,171)	(D)
			(491,486)	(E)
			(1,025,404)	(F)
			2,635,974	(G)
			26,217	(H)
			899,991	(I)
			14,121,395	(J)
			107,712	(K)
			(530,000)	(M)
Accumulated deficit	(7,163,065)	(34,643,938)	7,163,065	(D)	(49,773,186)
			(900,000)	(I)
			(14,121,536)	(J)
			(107,712)	(K)
Total Stockholders’ Equity (Deficit)	(7,162,765)	777,260	14,801,321		8,415,816
Total Liabilities, Temporary Equity, and Stockholders’ Equity (Deficit)	$55,043,533	$1,363,966	$(42,756,011)		$13,651,488

(1)	Derived from the balance sheet of Feutune Light Acquisition Corporation (“FLFV”) as of March 31, 2024. See FLFV’s financial statements and the related notes included elsewhere in the Company’s Quarterly Report on Form 10-Q filed on May 15, 2024.

(2)	Derived from the balance sheet of Thunder Power Holdings Limited (“Thunder Power”) as of March 31, 2024. See Thunder Power’s financial statements and the related notes included in Exhibit 99.1 to the Current Report on Form 8-K filed on June 27, 2024.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2024

			Actual Redemptions
	(1)	(2)	Transaction
	FLFV	Thunder Power	Accounting		Pro Forma
	(Historical)	(Historical)	Adjustments	Note	Combined

Operating expenses:
General and administrative expenses	$496,754	$213,832	$-		$710,586
Franchise tax expenses	16,935	-	-		16,935
Total operating expenses	513,689	213,832	-		727,521
Loss from Operations	(513,689)	(213,832)	-		(727,521)
Other income
Interest earned on investment held in Trust Account	700,936	-	(700,936)	(AA)	-
Foreign currency exchange loss	-	(211)	-		(211)
Total other income	700,936	(211)	(700,936)		(211)
Income (loss) before income taxes	187,247	(214,043)	(700,936)		(727,732)
Provision for income taxes	205,782	-	(205,782)	(AA)	-
Net loss	$(18,535)	$(214,043)	$(495,154)		$(727,732)

Basic and diluted weighted average shares outstanding, common stock subject to possible redemption	4,539,121		(4,539,121)	(BB)	-
Basic and diluted net income per share, common stock subject to possible redemption	$0.06				$-
Basic and diluted weighted average shares outstanding, common stock attributable to FLFV	3,002,625		44,069,163	(BB)	47,071,788
Basic and diluted net loss per share, common stock attributable to FLFV	$(0.10)				$(0.02)

Basic and diluted weighted average of common stock outstanding		295,331,542
Basic and diluted loss per share per common stock		$(0.001)

(1)	Derived from the statement of operations of FLFV for the three months ended March 31, 2024. See FLFV’s financial statements and the related notes included elsewhere in the Company’s Quarterly Report on Form 10-Q filed on May 15, 2024.

(2)	Derived from the statement of operations of Thunder Power for the three months ended March 31, 2024. See Thunder Power’s financial statements and the related notes included in Exhibit 99.1 to the Current Report on Form 8-K filed on June 27, 2024.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2023

			Actual Redemptions
	(1)	(2)	Transaction
	FLFV	Thunder Power	Accounting		Pro Forma
	(Historical)	(Historical)	Adjustments	Note	Combined

Operating expenses:
General and administrative expenses	$1,167,531	$1,815,071	$491,486	(CC)	$18,603,336
			900,000	(DD)
			14,121,536	(EE)
			107,712	(FF)
Franchise tax expenses	82,046	-	-		82,046
Total operating expenses	1,249,577	1,815,071	15,620,734		18,685,382
Loss from Operations	(1,249,577)	(1,815,071)	(15,620,734)		(18,685,382)
Other income
Interest earned on investment held in Trust Account	3,664,204	-	(3,664,204)	(AA)	-
Foreign currency exchange loss	-	(573)	-		(573)
Total other income	3,664,204	(573)	(3,664,204)		(573)
Loss before income taxes	2,414,627	(1,815,644)	(19,284,938)		(18,685,955)
Provision for income taxes	1,077,692	-	(1,077,692)	(AA)	-
Net income (loss)	$1,336,935	$(1,815,644)	$(18,207,246)		$(18,685,955)

Basic and diluted weighted average shares outstanding, common stock subject to possible redemption	7,240,883		(7,240,883)	(BB)	-
Basic and diluted net income per share, common stock subject to possible redemption	$0.30				$-
Basic and diluted weighted average shares outstanding, common stock attributable to FLFV	3,002,625		44,069,163	(BB)	47,071,788
Basic and diluted net loss per share, common stock attributable to FLFV	$(0.28)				$(0.40)

Basic and diluted weighted average of common stock outstanding		271,577,292
Basic and diluted loss per share per common stock		$(0.007)

(1)	Derived from the statement of operations of FLFV for the year ended December 31, 2023. See FLFV’s financial statements and the related notes included elsewhere in the Company’s Annual Report on Form 10-K filed on March 6, 2024.

(2)	Derived from the statement of operations of Thunder Power for the year ended December 31, 2023. See Thunder Power’s financial statements and the related notes included elsewhere in the Company’s registration statement on Form S-4/A filed on May 2, 2024.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Note 1 — Basis of Presentation

On June 21, 2024 (the “Closing Date”), FLFV consummated the previously announced Business Combination pursuant to the terms of the Business Combination Agreement, by and among FLFV, Merger Sub, and Thunder Power. Pursuant to the terms of the Business Combination Agreement, Thunder Power merged with and into Merger Sub, with Merger Sub surviving as a wholly-owned subsidiary of FLFV (the “Business Combination”) and FLFV changed its name to Thunder Power Holdings, Inc. which continued as the surviving public corporation after the Closing.

The Business Combination was accounted for as a reverse recapitalization in accordance with U.S. GAAP. Under this method of accounting, FLFV was treated as the “acquired” company for financial reporting purposes. Accordingly, for accounting purposes, the Business Combination was treated as the equivalent of Thunder Power issuing shares for the net assets of FLFV, accompanied by a recapitalization. The net assets of FLFV stated at historical cost, with no goodwill or other intangible assets recorded.

The unaudited pro forma condensed combined balance sheet as of March 31, 2024 gave pro forma effect to the Business Combination as if it had been consummated on March 31, 2024. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2024 and for the year ended December 31, 2023 gave pro forma effect to the Business Combination as if it had been consummated on January 1, 2023, the beginning of the earliest period presented in the unaudited pro forma condensed combined statements of operations.

The unaudited pro forma condensed combined balance sheet as of March 31, 2024 had been prepared using FLFV’s unaudited consolidated balance sheet as of March 31, 2024 and Thunder Power’s unaudited consolidated balance sheet as of March 31, 2024.

The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2024 had been prepared using FLFV’s unaudited consolidated statement of operations for the three months ended March 31, 2024 and Thunder Power’s unaudited consolidated statements of operations for the three months ended March 31, 2024.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2023 had been prepared using FLFV’s audited statement of operations for the year ended December 31, 2023 and Thunder Power’s audited statements of operations for the year ended December 31, 2023.

The unaudited pro forma condensed combined financial information is not necessarily indicative of what the actual results of operations and financial position would have been had the Business Combination taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the post-combination company.

The unaudited pro forma combined financial information does not give effect to the 20,000,000 Earnout Shares as the earnout contingency has not been met at period end. The unaudited pro forma condensed combined financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings or cost savings that may be associated with the Business Combination.

Note 2 — Accounting Policies

Upon consummation of the Business Combination, management performed a comprehensive review of the two entities’ accounting policies. As a result of the review, management may identify differences between the accounting policies of the two entities which, when conformed, could have a material impact on the financial statements of the Post-Combination Company. Based on its initial analysis, management did not identify any differences that would have a material impact on the unaudited pro forma condensed combined financial information. As a result, the unaudited pro forma condensed combined financial information does not assume any differences in accounting policies.

Note 3 — Adjustments to Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the Business Combination and has been prepared for informational purposes only.

The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” Release No. 33-10786 replaces the existing pro forma adjustment criteria with simplified requirements to depict the accounting for the transaction (“Transaction Accounting Adjustments”) and present the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management’s Adjustments”). Thunder Power has elected not to present Management’s Adjustments and is only presenting Transaction Accounting Adjustments in the following unaudited pro forma condensed combined financial information.

Transaction Accounting Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet

The transaction accounting adjustments included in the unaudited pro forma condensed combined balance sheet as of March 31, 2024 are as follows:

(A)	Reflected the interest income earned from April 1, 2024 to June 28, 2024 in the trust account, which increase the redemption value of FLFV Class A common stock;

(B)	Reflected the reclassification of cash held in the Trust Account that became available for general use following the Business Combination, the payment of approximately $26.1 million subsequent to the date of the unaudited pro forma condensed combined balance in connection with redemption of 2,378,699 shares of Class A common stock at $10.96 per share in March 2024, and the redemption of the 1,355,132 shares for cash by FLFV stockholders, at a redemption price of $11.13 per share in June 2024;

(C)	Reflected the payments of $500,000 deferred underwriters’ discount that became due upon the consummation of the Business Combination;

(D)	Reflected the elimination of the historical accumulated deficit of FLFV, the accounting acquiree, into Thunder Power’s additional paid-in capital upon the consummation of the Business Combination; the reclassification of 558,875 FLFV Class A common stock into FLFV single class common stock; the automatically conversion of 2,443,750 founder shares of FLFV Class B common stock into FLFV common stock; and the issuance of 1,027,387 shares of FLFV common stock from the conversion of 10,273,875 rights upon consummation of a Business Combination;

(E)	Reflected the settlement of approximately $0.6 million of total FLFV’s estimated transaction costs related to the Business Combination, of which, 1) approximately $0.1 million of accrued transaction cost balance as of the date of the unaudited pro forma condensed combined balance sheet and 2) approximately $0.5 million of transaction costs incurred subsequent to the date of the unaudited pro forma condensed combined balance sheet and classified as an adjustment to Thunder Power’s additional paid-in-capital at the time of the consummation of the Business Combination;

(F)	Reflected the total of approximately $1.0 million of total Thunder Power’s estimated transaction costs were subsequently reclassified to additional paid-in capital at the time of the consummation of the Business Combination, of which, 1) approximately $0.4 million was paid and recognized as deferred offering costs as of the date of the unaudited pro forma condensed combined balance sheet, and (2) additional approximately $0.6 million in transaction costs were incurred as of the date of the consummation of the Business Combination, of which i) approximately $0.2 million were settled by cash, ii) $10,000 was settled through a loan from a shareholder and iii) approximately $0.4 million remained as accrued expenses at the time of the consummation of the Business Combination.

(G)	Reflected additional FLFV’s loan received from shareholders of approximately $0.4 million subsequent to the date of the unaudited pro forma condensed combined balance sheet, and conversion of FLFV’s loan from shareholders of approximately $2.6 million into equity at $10.0 per private unit at the time of the consummation of the Business Combination;

(H)	Reflected the recapitalization of Thunder Power through (a) the issuance of 40,000,000 shares of FLFV common stock with $0.0001 par value to Thunder Power’s stockholders and (b) the consideration of the issuance of 20,000,000 earnout shares of FLFV common stock, subjected to the vesting schedule set forth in the Business Combination Agreement, deemed to be as equity instruments in accordance with ASC 815;

(I)	Reflected the stock compensation expenses of approximately $0.9 million in connection with the issuance of 90,000 shares of FLFV common stock to the FLFV independent director at the time of the consummation of the Business Combination;

(J)	Reflected the stock compensation expenses of approximately $14.1 million in connection with the issuance of 1,412,154 shares of FLFV common stock to the Financial Advisor of Thunder Power at the time of the consummation of the Business Combination;

(K)	Reflected the stock compensation expenses of approximately $0.1 million in connection with the sale of FLFV founder shares to FLFV’s management and directors with vesting condition at the time of the consummation of the Business Combination;

(L)	Reflected the elimination of intercompany transactions between FLFV and Thunder Power;

(M)	Reflected the consulting expenses of approximately $0.5 million in connection with the merger from two Financial Advisors of Thunder Power, of which, 1) approximately $0.3 million was settled by cash, 2) approximately $0.2 million was settled through loan from shareholder, and 3) approximately $50,000 remained as accrued expenses at the time of the consummation of the Business Combination; and

(N)	Reflected the prepayment amount of approximately $13.3 million in connection with the forward purchase agreement with Meteora.

Transaction Accounting Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations

The transaction accounting adjustments included in the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2024 and for the year ended December 31, 2023 are as follows:

(AA)	Represented an adjustment to eliminate interest earned on investment held in Trust Account, net of income tax effect, as if the Business Combination had been consummated on January 1, 2023, the beginning of the earliest period presented;

(BB)	The calculation of weighted average shares outstanding for basic and diluted net loss per share assumes that the Business Combination as if it had been consummated on January 1, 2023. In addition, as the Business Combination was being reflected as if it had occurred on this date, the calculation of weighted average shares outstanding for basic and diluted net loss per share assumed that the shares have been outstanding for the entire period presented. Additionally, the weighted average shares outstanding excluded the additional consideration shares as these shares was not outstanding at the time of the consummation of the Business Combination;

(CC)	Reflected the approximately $0.5 million of FLFV’s transaction costs to be incurred subsequent to March 31, 2024. This is a non-recurring item;

(DD)	Reflected the stock compensation expenses of approximately $0.9 million in connection with the issuance of 90,000 shares of FLFV common stock to the FLFV independent director at the time of the consummation of the Business Combination. This adjustment was considered to be a one-time charge and was not expected to recur;

(EE)	Reflected the stock compensation expenses of approximately $14.1 million in connection with the issuance of 1,412,154 shares of FLFV common stock to the Financial Advisor of Thunder Power at the time of the consummation of the Business Combination. This adjustment was considered to be a one-time charge and was not expected to recur;

(FF)	Reflected the stock compensation expenses of approximately $0.1 million in connection with the sale of FLFV Founder Shares to FLFV’s management and directors with vesting condition at the time of the consummation of the Business Combination. This vesting adjustment was considered to be a one-time charge and was not expected to recur.

Note 4 — Loss per Share

Represented the loss per share calculated using the historical weighted average shares outstanding, and the change in number of shares in connection with the Business Combination, assuming the shares were outstanding since the beginning of the earliest period presented in the unaudited pro forma condensed combined statements of operations. As the Business Combination and related transactions were being reflected as if they had occurred at the beginning of the period presented, the calculation of weighted average shares outstanding for basic and diluted loss per share assumes that the shares issuable relating to the Business Combination have been outstanding for the entire period presented.

Basic and diluted loss per share was computed by dividing pro forma net loss by the weighted average number of the shares of FLFV Common Stock outstanding during the periods.

The unaudited pro forma condensed combined loss per share had been prepared for the three months ended March 31, 2024:

Pro forma net loss attributable to the stockholders	$(727,732)
Weighted average shares outstanding – basic and diluted	47,071,788
Pro forma loss per share – basic and diluted	$(0.02)

Weighted average shares calculation, basic and diluted
Common Stock
FLFV Public Stockholders	2,227,162
FLFV Initial Stockholders	3,282,472
Shares issued to the 3 FLFV Independent Director	90,000
Representative Shares	60,000
Thunder Power Shareholders	40,000,000
Thunder Power Financial Advisor Shares	1,412,154
Total weighted average shares outstanding	47,071,788

The unaudited pro forma condensed combined loss per share had been prepared assuming no redemptions and assuming maximum redemptions for the year ended December 31, 2023:

Pro forma net loss attributable to the stockholders	$(18,685,955)
Weighted average shares outstanding – basic and diluted	47,071,788
Pro forma loss per share – basic and diluted	$(0.40)

Weighted average shares calculation, basic and diluted
Common Stock
FLFV Public Stockholders	2,227,162
FLFV Initial Stockholders	3,282,472
Shares issued to the 3 FLFV Independent Director	90,000
Representative Shares	60,000
Thunder Power Shareholders	40,000,000
Thunder Power Financial Advisor Shares	1,412,154
Total weighted average shares outstanding	47,071,788